Listing Report:Supplement No. 11 dated Jul 26, 2012 to Prospectus dated Jul 19, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 19, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 19, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 600282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	26.47%	Borrower rate/APR:	27.47% / 30.11%	Monthly payment:	$123.27

Lender servicing fee:	1.00%	Effective Yield*:	25.81%
		Estimated return*:	15.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	8	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,026
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	deal-giraffe223	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unforeseen issues with VA benefits
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 611718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.49%	Borrower rate/APR:	24.49% / 28.34%	Monthly payment:	$236.94

Lender servicing fee:	1.00%	Effective Yield*:	22.91%
		Estimated return*:	11.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2009	Debt/Income ratio:	4%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$404	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	gold-gondola	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
676+ credit score...looking for 5k
Purpose of loan: business...fedex route
This loan will be used to purchase a fedex route

My financial situation:
I am a good candidate for this loan because I have no bad credit history. I can repay with my business revenue

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 613710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$150.68

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2009	Debt/Income ratio:	12%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$179	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	charming-kindness6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 615478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	26.47%	Borrower rate/APR:	27.47% / 30.11%	Monthly payment:	$77.04

Lender servicing fee:	1.00%	Effective Yield*:	25.81%
		Estimated return*:	15.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2001	Debt/Income ratio:	33%
Credit score:	620-639 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,663	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	immaculate-pound6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2011)
Principal balance:	$5,578.39	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Home Improvement
Purpose of loan:
This loan will be used to.complete room for storage..

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000.00
Monthly expenses: $2010.00
Housing: $100.00
Insurance: $250.00
Car expenses: $530.00
Utilities: $150.00
Phone, cable, internet: $150.00
Food, entertainment: $80.00
Clothing, household expenses: $50.00
Credit cards and other loans: $600.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$11,900	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$604.32

Lender servicing fee:	1.00%	Effective Yield*:	15.52%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2000	Debt/Income ratio:	11%
Credit score:	780-799 (Jul-2012)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,600	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	buymycarpartsLEO	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need a NEW CAR PEOPLE!!!
Purpose of loan:
I've been driving around in my same old car for more then 10 Years.. Its time to finally upgrade..
My financial situation:
I am a good candidate for this loan because I am in good standing with all of my past loans (home Loans all paid off) and credit accounts with high limits.. Almost near perfect credit score.. Wouldnt do anything to mess it up.. Invest people.. thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1997	Debt/Income ratio:	35%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	22 / 21	Length of status:	10y 6m
Amount delinquent:	$246	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,745	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	fabulous-dinero1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan: to consolidate some credit card bills
This loan will be used to...

My financial situation:
I am a good candidate for this loan because I am looking into buying a home and would like to start getting my finances in shape. Also, I will be working on a project that will give me supplemental income over the next few months and will be able to pay off the loan before the terms are over.

Monthly net income: $2000.00
Monthly expenses:
Housing: $825
Insurance: $0
Car expenses: $0
Utilities50.00
Phone, cable, internet: $50.00
Food, entertainment: $100.00
Clothing, household expenses: $
Credit cards and other loans: $500.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	7.99%
Term:	36 months

Lender yield:	19.19%	Borrower rate/APR:	20.19% / 23.94%	Monthly payment:	$558.91

Lender servicing fee:	1.00%	Effective Yield*:	18.74%
		Estimated return*:	10.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1993	Debt/Income ratio:	15%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$207,403	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	innocent-capital988	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Tax and Debt Consolidation
Purpose of loan:
This loan will be used to pay annual property taxes and consolidate credit card balance until annual bonus arrives in March

My financial situation:
I am a good candidate for this loan because I am responsible, pay all of my obligations on time, and simply am coming off a 2 year period of stagnant wages (that are increasing in 2013) and an unexpected property tax bill (timing varies).

Monthly net income: $12500
Monthly expenses: $
Housing: $3850
Insurance: $165
Car expenses: $1000
Utilities: $290
Phone, cable, internet: $160
Food, entertainment: $1500
Clothing, household expenses: $500
Credit cards and other loans: $3050
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.75%
Term:	36 months

Lender yield:	22.89%	Borrower rate/APR:	23.89% / 27.73%	Monthly payment:	$195.88

Lender servicing fee:	1.00%	Effective Yield*:	22.33%
		Estimated return*:	11.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2003	Debt/Income ratio:	21%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,658	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	listing-gravitas	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Consolidate
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	4.99%
Term:	36 months

Lender yield:	14.09%	Borrower rate/APR:	15.09% / 18.73%	Monthly payment:	$277.68

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	8.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1985	Debt/Income ratio:	27%
Credit score:	780-799 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	14 / 9	Length of status:	13y 9m
Amount delinquent:	$91,501	Total credit lines:	56	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,994	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	-------925	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	780-799 (Latest)
Principal borrowed:	$3,033.00	< 31 days late:	0 ( 0% )	820-839 (May-2007) 820-839 (Sep-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Temporary replacement loan
Purpose of loan:
This loan will be used to Payoff current 401K loan and get a new larger 401K loan to pay off this Prosper loan and accept an offer to settle 2nd mtge debt for 10% of the balance owed, Currently upside down on mortgage. 2more weeks on offer. Car note will be paid off in Oct 2012 (will have $394 additional funds available monthly). My mother lives with me and contributes $1500 monthly, I currently pay $300+ monthly on my 401K loan, this will be the same amount paid on the new loan - payments are made via payroll deduction. (Prosper loan will be similar to a bridge loan) I can only have one 401K loan open

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6500
Monthly expenses: $
Housing: $1550
Insurance: $600
Car expenses: $575
Utilities: $280
Phone, cable, internet: $200
Food, entertainment: $425
Clothing, household expenses: $75
Credit cards and other loans: $725
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	13.75%
Term:	60 months

Lender yield:	30.85%	Borrower rate/APR:	31.85% / 34.61%	Monthly payment:	$134.00

Lender servicing fee:	1.00%	Effective Yield*:	29.43%
		Estimated return*:	15.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1995	Debt/Income ratio:	2%
Credit score:	640-659 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	1 / 1	Length of status:	4y 0m
Amount delinquent:	$510	Total credit lines:	9	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$451	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	deal-seahorse0	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to consolidate the existing outstanding debt and start building my credit. I have pretty much been on a cash and carry system for some years now and need to start rebuilding my credit.

My financial situation:
I have collateral. Land valued at approximately $29K. $64K in personal savings in my employer sponsored savings plan where I am 100% vested and two autos with no liens valued at approximately $17K.

Monthly net income: $4300
Monthly expenses: $3270 of all listed below
Housing: $1900
Insurance: $100
Car expenses: $250
Utilities: $250
Phone, cable, internet: $300
Food, entertainment: $250
Clothing, household expenses: $100
Credit cards and other loans: $20
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$150.68

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1995	Debt/Income ratio:	5%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$588	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	loot-renewal3	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	27.04%	Borrower rate/APR:	28.04% / 30.70%	Monthly payment:	$202.54

Lender servicing fee:	1.00%	Effective Yield*:	26.37%
		Estimated return*:	15.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1986	Debt/Income ratio:	12%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	8y 3m
Amount delinquent:	$757	Total credit lines:	16	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$410	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	awesome-justice268	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for start-up business
Purpose of loan: To start a business
This loan will be used to...

My financial situation: fair
I am a good candidate for this loan because...I have a business mentor who will be advising me with the initial start-up phase of the business. I have done research and there is a demand for my business venture.

Monthly net income: $ 85000
Monthly expenses: $
Housing: $ 1500
Insurance: $
Car expenses: $ 456
Utilities: $150
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$70.30

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	9.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1995	Debt/Income ratio:	17%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,321	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	caring-money7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
House hold expenses
Purpose of loan: Pay off some expenses
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 3000
Monthly expenses: $
Housing: $ 1300
Insurance: $100
Car expenses: $100
Utilities: $200
Phone, cable, internet: $0
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	17.52%	Borrower rate/APR:	18.52% / 20.93%	Monthly payment:	$256.77

Lender servicing fee:	1.00%	Effective Yield*:	17.21%
		Estimated return*:	12.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	27%
Credit score:	760-779 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,776	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	bill-bassoon1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	760-779 (Nov-2011)
Principal balance:	$12,676.52	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Building salon in home
Purpose of loan: Further business in home
This loan will be used to...buy supplied

My financial situation: good
I am a good candidate for this loan because...
I have always paid my debts and have good standing credit

Monthly net income: $2800
Monthly expenses: $300
Housing: $1000
Insurance: $150
Car expenses: $0
Utilities: $150
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $50
Credit cards and other loans: $600
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$142.19

Lender servicing fee:	1.00%	Effective Yield*:	15.52%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-2003	Debt/Income ratio:	22%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,038	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	immaculate-community856	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finance my wedding
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 3600
Monthly expenses: $
Housing: $ 950
Insurance: $ 155
Car expenses: $ 396
Utilities: $ 70
Phone, cable, internet: $ 79.99
Food, entertainment: $ 200
Clothing, household expenses: $ 200
Credit cards and other loans: $ 400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	31.58%	Borrower rate/APR:	32.58% / 35.37%	Monthly payment:	$101.87

Lender servicing fee:	1.00%	Effective Yield*:	30.13%
		Estimated return*:	15.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1985	Debt/Income ratio:	15%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	12y 2m
Amount delinquent:	$198	Total credit lines:	38	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,077	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	35	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	leo8165	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation short term loan
Purpose of loan: consolidation
This loan will be used to... short term loan

My financial situation:
I am a good candidate for this loan because...own a home

Monthly net income: $4000
Monthly expenses: $ 295
Housing: $o
Insurance: 20
Car expenses: $75
Utilities: $
Phone, cable, internet:
Food, entertainment:
Clothing, household expenses: $0
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,912.37	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,912.37	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$131.80

Lender servicing fee:	1.00%	Effective Yield*:	11.95%
		Estimated return*:	7.96%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1994	Debt/Income ratio:	2%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 3	Length of status:	0y 2m
Amount delinquent:	$17,354	Total credit lines:	42	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,997	Stated income:	$100,000+
Delinquencies in last 7y:	31	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	value-hero3	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plantation Shutters
Purpose of loan: To purchase window coverings for my home
This loan will be used to... do above

My financial situation: excellent. no debt
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2008	Debt/Income ratio:	43%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,734	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	peace-captain9	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.09%	Borrower rate/APR:	29.09% / 33.05%	Monthly payment:	$167.82

Lender servicing fee:	1.00%	Effective Yield*:	26.81%
		Estimated return*:	12.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2004	Debt/Income ratio:	18%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 16	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$494	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	peace-bath	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to fund business
Purpose of loan:
This loan will be used to fund my new business...

My financial situation:
I am a good candidate for this loan because I have a good credit history and make my payments on time.

Monthly net income: $3500
Monthly expenses: $
Housing: $1000
Insurance: $145
Car expenses: $150
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $500/month
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1973	Debt/Income ratio:	10%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	41y 1m
Amount delinquent:	$26,811	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,916	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	special-generosity7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...consolidate some bills

My financial situation:
I am a good candidate for this loan because...I have steady consistent income

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1970	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	16y 8m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$49,952	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	friendly-dough345	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Iprovement
Purpose of loan:Home Improvement
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5500
Monthly expenses: $150
Housing: $1450
Insurance: $paid
Car expenses: $100
Utilities: $100
Phone, cable, internet: $50.00
Food, entertainment: $50.00
Clothing, household expenses: $0
Credit cards and other loans: $100.00
Other expenses: $0
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	26.47%	Borrower rate/APR:	27.47% / 30.11%	Monthly payment:	$462.25

Lender servicing fee:	1.00%	Effective Yield*:	25.81%
		Estimated return*:	15.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1994	Debt/Income ratio:	123%
Credit score:	760-779 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,590	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	power-rhythm4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1991	Debt/Income ratio:	18%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	18y 5m
Amount delinquent:	$1,951	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,336	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	cannon963	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home repair, dental expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 604707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1988	Debt/Income ratio:	141%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,614	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	investment-karate	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Purposes
Purpose of loan: I'm in need of prosthesis repairs.

This loan will be used to...pay the 20% that my Medicare doesn't cover for prosthesis repairs and some other outstanding medicals bills.

My financial situation: Pennsylvania State Employees Credit Union

I am a good candidate for this loan because...

Monthly net income: $1,244.00
Monthly expenses: $$850.00 plus my name is on other things with my husband such as car payment, mortgage, credit cards which he pays.
Housing: $512.35
Insurance: $
Car expenses: $300.90
Utilities: $450.00
Phone, cable, internet: $116.00
Food, entertainment: $500.00
Clothing, household expenses: $250.00
Credit cards and other loans: $850.00
Other expenses: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 611829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$160.73

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1995	Debt/Income ratio:	13%
Credit score:	840-859 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$300	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	singers-sing-songs	Borrower's state:	California	Borrower's group:	Money Metamorphosis - Graduates
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	840-859 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	820-839 (Apr-2011)
Principal balance:	$4,962.37	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Business growth
Purpose of loan:
Recently given up the daily 8-5 day job to pursue self-employment full-time. This loan would be used to consolidate a small amount of outstanding debt, establish a website, and upgrade some core equipment for a current business that is already producing a steady income and has the potential for significant growth with some additional marketing efforts.

My financial situation:
Current Prosper Borrower with never a late payment (most always paid early) and excellent credit. Intense belief in the "Dave Ramsey" financial philosophy of no debt and cash-basis lifestyle, and working a plan to be completely debt free (personal and business) within 24-36 months.

Current business is already producing enough to cover the minimum payment of this loan, with an aggressive pre-term pay-off strategy when the marketing (website) efforts pay off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 612715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,400.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,400	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	26.47%	Borrower rate/APR:	27.47% / 30.11%	Monthly payment:	$228.04

Lender servicing fee:	1.00%	Effective Yield*:	25.81%
		Estimated return*:	15.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1994	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	9	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,243
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	new-treasure-bonaza	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 615095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$123.03

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	9.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1990	Debt/Income ratio:	9%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,960	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	HRK	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Used Boat
Purpose of loan: Buy modest pleasure boat for family use
This loan will be used to...buy boat from private party

My financial situation: Social Security and Retirement Pension
I am a good candidate for this loan because...I have 2 different secure income sources, have good credit, not buying something beyond my means!

Monthly net income: $3190
Monthly expenses: $290
Housing: $732
Insurance: $150 medical
Car expenses: $No loan, just reg. maintenance and 1 tank gas
Utilities: $150
Phone, cable, internet: $108
Food, entertainment: $250
Clothing, household expenses: $30
Credit cards and other loans: $225
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 23.72%	Monthly payment:	$353.45

Lender servicing fee:	1.00%	Effective Yield*:	19.88%
		Estimated return*:	13.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1986	Debt/Income ratio:	31%
Credit score:	780-799 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,746	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	transparency-hawk6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATING BILLS
Purpose of loan: CONSOLIDATE BILLS
This loan will be used to...PAY OFF ALL BILLS TO WHERE I MAKE JUST ONE MONTHLY PAYMENT.

My financial situation: GOOD
I am a good candidate for this loan because...MY OUTSTANDING CREDIT HISTORY SPEAKS FOR ITSELF.

Monthly net income: $7000
Monthly expenses: $200
Housing: $1000
Insurance: $200
Car expenses: $0
Utilities: $300
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1986	Debt/Income ratio:	19%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 3	Length of status:	18y 6m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	dinero-spartan3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvment
Purpose of loan: home improvment
This loan will be used to...do eletrical work

My financial situation: Very good
I am a good candidate for this loan because...I have two jobs

Monthly net income: $8,800.00
Monthly expenses: $
Housing: $3,000.00
Insurance: $800.00
Car expenses: $200.00
Utilities: $400
Phone, cable, internet: $250
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $800
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.24%	Borrower rate/APR:	25.24% / 29.11%	Monthly payment:	$139.60

Lender servicing fee:	1.00%	Effective Yield*:	23.64%
		Estimated return*:	11.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2006	Debt/Income ratio:	15%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,730	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	preeminant-repayment831	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Maintenance
Purpose of loan: Car Maintenance
This loan will be used to pay for repairs Of my car

My financial situation: you can never have enough money.
I am a good candidate for this loan because I will be paying this loan off in a year max.

Monthly net income: $ 2500
Monthly expenses: $ 1600
Housing: $ 450
Insurance: $ 150
Car expenses: $ 250
Utilities: $ 100
Phone, cable, internet: $ 100
Food, entertainment: $ 300
Clothing, household expenses: $ 100
Credit cards and other loans: $ 200
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$252.67

Lender servicing fee:	1.00%	Effective Yield*:	11.95%
		Estimated return*:	7.96%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1993	Debt/Income ratio:	15%
Credit score:	820-839 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	heartpounding-balance6	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attorney
Purpose of loan:
This loan will be used to...Attorney Fees

My financial situation:
I am a good candidate for this loan because...
I have great credit, I own my home (financed), I have a strong employment background in a strong econimic field and I have a proven payment track record.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$213.29

Lender servicing fee:	1.00%	Effective Yield*:	15.52%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1988	Debt/Income ratio:	13%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Construction
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$1,493	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	intelligent-durability7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt
Purpose of loan: Debt Consolidation
This loan will be used to...Pay off bills and consolisate debt into one monthly payment

My financial situation: stable
I am a good candidate for this loan because...

Monthly net income: $ 4200
Monthly expenses: $250
Housing: $450
Insurance: $304
Car expenses: $750
Utilities: $215
Phone, cable, internet: $0
Food, entertainment: $700
Clothing, household expenses: $350
Credit cards and other loans: $225
Other expenses: $
510
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,750	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$723.27

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1996	Debt/Income ratio:	9%
Credit score:	760-779 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,671	Stated income:	$100,000+
Delinquencies in last 7y:	11	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	EEasyMoney	Borrower's state:	California	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	73 ( 100% )	760-779 (Latest)
Principal borrowed:	$11,000.00	< 31 days late:	0 ( 0% )	780-799 (Nov-2011) 720-739 (Jul-2010) 760-779 (Dec-2009) 720-739 (Nov-2007)
Principal balance:	$2,493.71	31+ days late:	0 ( 0% )
Total payments billed:	73
Description
5th Prosper Loan - 100% On Time Pay
Purpose of loan:
This loan will be used to help pay for my part in the purchase of a cash flowing rental property. I have an opportunity to buy in to a great investment at a greatly discounted price.

My financial situation:
I am a good candidate for this loan because I have excellent credit, have a very low debt to income ratio, and earn a very good living with stable employment. I moved to another company earlier this year, which has resulted in increased income. I have the funds to pay cash for this investment, but they are tied up in other investments and the low rate on Prosper makes more sense for me to borrower for a short term.

I plan to pay off this loan early, but may keep it longer if it makes more financial sense to do so. I have never been late on any Prosper loan, and this will be no exception. I am also a Prosper lender and group leader. My payments will be paid automatically or manual early payments, 100% of the time.

Thank you for your bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$410.75

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1997	Debt/Income ratio:	17%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$200	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	67	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	emblem524	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
House Re-finance
Purpose of loan: To pay the hard loan that I took to buy my House
This loan will be used to...to pay the balloon loan of my house, I need $18,000 to pay in full the loan. if the amount can be increased it be great!

My financial situation: good. no credit card debt.
I am a good candidate for this loan because...I invest $30,000.00 in this house. is the house I live in. I'm paying my loan on time already for two years

Monthly net income: $2500
Monthly expenses: $200
Housing: $500
Insurance: $260
Car expenses: $0
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	31.58%	Borrower rate/APR:	32.58% / 35.37%	Monthly payment:	$135.82

Lender servicing fee:	1.00%	Effective Yield*:	30.13%
		Estimated return*:	15.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1993	Debt/Income ratio:	56%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	6y 10m
Amount delinquent:	$11,952	Total credit lines:	27	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$17,684	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	blue-payment-mason	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOME REPAIRS
Purpose of loan:
This loan will be used to...REDO BATHROOM WHERE THE SHOWER HAS BEEN LEAKING FOR 2 YEARS.

My financial situation:
I am a good candidate for this loan because...I PAY ALL MY BILLS ON TIME.

Monthly net income: $5560.00
Monthly expenses: $4000.00
Housing: $606.00
Insurance: $87.00
Car expenses: $406.00
Utilities: $200.00
Phone, cable, internet: $320.00
Food, entertainment: $600.00
Clothing, household expenses: $200.00
Credit cards and other loans: $1580.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1987	Debt/Income ratio:	29%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	13y 7m
Amount delinquent:	$315	Total credit lines:	36	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$439,408	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	peso-pioneer1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughters wedding
Purpose of loan: Daughters wedding
This loan will be used to...

My financial situation: Good
I am a good candidate for this loan because...
I have a excellent pay history and debt to income ratio.

Monthly net income: $6700
Monthly expenses: $3214
Housing: $1275
Insurance: $122
Car expenses: $552
Utilities: $119
Phone, cable, internet: $
Food, entertainment: $446
Clothing, household expenses: $
Credit cards and other loans: $442
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1992	Debt/Income ratio:	>1000%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,144	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	green-elevated-wealth	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my bills

My financial situation:
I am a good candidate for this loan because...i pay my bill

Monthly net income: $
Monthly expenses: $
Housing:
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.09%	Borrower rate/APR:	29.09% / 33.05%	Monthly payment:	$83.91

Lender servicing fee:	1.00%	Effective Yield*:	26.81%
		Estimated return*:	12.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1991	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 2	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,979	Stated income:	$100,000+
Delinquencies in last 7y:	19	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	loan-selector8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
Purpose of loan: New job/business
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I got a new job in oi/gas industry and will be making a great income.

Monthly net income: $ 15K
Monthly expenses: $ $4,500
Housing: $ 1,100
Insurance: $ 124
Car expenses: $ 200
Utilities: $ 100
Phone, cable, internet: $ 150
Food, entertainment: $ 400
Clothing, household expenses: $ 100
Credit cards and other loans: $ 1,500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$269.51

Lender servicing fee:	1.00%	Effective Yield*:	11.95%
		Estimated return*:	7.96%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1975	Debt/Income ratio:	18%
Credit score:	820-839 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	20y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,693	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	clean-dollar498	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
Small remodel of some areas in my home.

My financial situation:
I am a good candidate for this loan because I have a good income and my credit history is excellent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$113.01

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1983	Debt/Income ratio:	8%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	1y 10m
Amount delinquent:	$2,383	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,349	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	basis-tiger4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt
I am wanting this monyey to pay off debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$293.40

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2003	Debt/Income ratio:	10%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	3 / 3	Length of status:	2y 9m
Amount delinquent:	$2,058	Total credit lines:	22	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	treasure-director092	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help me out with my wedding!
Purpose of loan:
This loan will be used to my wedding which is gonna happen coming month

My financial situation:
I am a good candidate for this loan because I have a good credit score.

Monthly net income: $3200
Monthly expenses: $200
Housing: $1050
Insurance: $50
Car expenses: $
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$70.30

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	9.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1993	Debt/Income ratio:	52%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	27y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,013	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	basis-ally8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	760-779 (Nov-2011)
Principal balance:	$3,482.97	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Phine2
Purpose of loan: Vacation
This loan will be used to...

My financial situation: good
I am a good candidate for this loan because...

Monthly net income: $ 4000.00
Monthly expenses: $ 2000.00
Housing: $2000.00
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $ 190.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$160.73

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2003	Debt/Income ratio:	14%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 3	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$694	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	delicious-integrity7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	760-779 (Jan-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Osprey 4410
Purpose of loan: I am building my credit history and score. I found that having a loan would help. I only have credit cards and pay them in full every month. I would like to purchase an Osprey 4410.

This loan will be used to...I want to improve my credit report and score. This loan will allow me to make monthly payments on a loan and will show on my credit report.

My financial situation: I have a fixed steady income every month. I own my house and pay all of my bills on time. You can see that my monthly expenses are very low. I live in a very affordable area.

I am a good candidate for this loan because...I am very good at budgeting and I can afford to pay off this loan easily.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$176.04

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2001	Debt/Income ratio:	20%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,419	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	nourishing-duty0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
Purpose of loan:
This loan will be used to...
Start a new business.
My financial situation:
I am a good candidate for this loan because...
I have a proven track record of paying off my debt in time.

Monthly net income: $3000
Monthly expenses: $1900
Housing: $1200
Insurance: $
Car expenses: $300
Utilities: $150
Phone, cable, internet: $50
Food, entertainment: $50
Clothing, household expenses: $20
Credit cards and other loans: $12000
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2007	Debt/Income ratio:	14%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	enticing-exchange5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Business Expansion
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$440.09

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-2002	Debt/Income ratio:	19%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,842	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	wise-favorable-dollar	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment purchase
No description is available.
Information in the Description is not verified.